UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 21, 2005
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McDONALD'S CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

____________________________

One McDonald's Plaza
Oak Brook, Illinois
(Address of Principal Executive Offices)

60523
(Zip Code)
_______________________________

Registrant's Telephone Number, Including Area Code: (630) 623-3000

_______________________________

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

On September 21, 2005 McDonald’s Corporation (the "Company") issued an investor release announcing an increase in the Company’s annual cash dividend, the initial public offering of Chipotle Mexican Grill and the reaffirmation of its growth targets. The investor release is furnished as Exhibit 99 and is attached hereto.  This information furnished hereunder this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99, shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99	Investor Release of McDonald’s Corporation dated September 21, 2005:
McDonald’s Increases Dividend 22%;
Reaffirms Strategic Focus on Successful Plan To Win

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD'S CORPORATION (Registrant)

Date:	September 23, 2005	By: /s/ Peter J. Bensen
Peter J. Bensen Corporate Vice President- Assistant Controller

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Exhibit Index

Exhibit No. 99	Investor Release of McDonald’s Corporation dated September 21, 2005: McDonald’s Increases Dividend 22%; Reaffirms Strategic Focus on Successful Plan To Win